EXHIBIT INDEX

Twentieth Century World Investors, Inc.

Exhibit         Description of Document
Number

EX-99.B1a      Articles of Incorporation of Twentieth Century World Investors,
               Inc.

EX-99.B1b      Articles Supplementary of Twentieth Century World Investors,Inc.,
               dated November 8, 1993.

EX-99.B1c      Articles Supplementary of Twentieth Century World Investors,
               Inc., dated April 24, 1995.

EX-99.B2       By-Laws of Twentieth Century World Investors, Inc.

EX-99.B4 Specimen Securities (filed as Exhibit 4 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, and incorporated herein by reference).

EX-99.B5       Form of Investment Management Agreement between Twentieth
               Century World Investors, Inc. and Investors Research Corporation.

EX-99.B8a      Custody Agreement by and between Twentieth Century World
               Investors, Inc. and UMB Bank, N.A.

EX-99.B8b      Amendment No. 1 to Custody Agreement by and between Twentieth
               Century World Investors, Inc. and UMB Bank, N.A., dated January
               25, 1996.

EX-99.B8c      Custodian Agreement by and between Twentieth Century World
               Investors, Inc. and Boatmen's First National Bank of Kansas City.

EX-99.B9 Transfer Agency Agreement dated as of March 1, 1992, by and between Twentieth Century World Investors, Inc. and Twentieth Century Services, Inc.

EX-99.B10      Opinion and consent of David H. Reinmiller, Esq.

EX-99.B11      Consent of Baird, Kurtz & Dobson.

EX-99.B12      Annual Report for the year ended November 30, 1995 (filed
               January 24, 1996, File No. 33-39242, accession #872825-96-000001, and incorporated herein by reference).

EX-99.B14      Model Retirement Plans (filed as Exhibits 14a-d to Pre-Effective
               Amendment No. 4 to the Registration Statement on Form N-1A, File
               No. 33-39242, and incorporated herein by reference).

EX-99.B16      Schedule of Computation for Performance Advertising Quotations.

EX-99.B17      Power of Attorney.

EX-99.B27.1.1  Financial Data Schedule for Twentieth Century International
               Equity.

EX-99.B27.1.2  Financial Data Schedule for Twentieth Century International
               Emerging Growth.